UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2007

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32616	98-0381367
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
Industries Demonstration Zone, Yang Ling,
People's Republic of China 712100
(Address of Principal Executive Offices

86-29-87074957
(Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On January 8, 2007, Bodisen Biotech, Inc. (the “Company”) issued a press release updating guidance regarding the Company’s anticipated revenues for 2006. In such release, the Company also provided stockholders with updates regarding the Company’s recent involvement in trade shows and the construction of a new manufacturing facility. In addition, the Company clarified the terms of the agreement relating to that manufacturing facility. A copy of the press release is attached to this Form 8-K as Exhibit 99.3. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished under this item 7.01 (“Regulation FD Disclosure”) is intended to be furnished and shall not be deemed to be “filed” under the Securities and Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.   Description

99.3    Press Release dated January 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BODISEN BIOTECH, INC.
(Registrant)

Date: January 8, 2007	/s/ Bo Chen
Bo Chen
Chairman, Chief Executive Officer and President